                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 11
Statement of Operations.......................... 12
Statement of Changes in Net Assets............... 13
Financial Highlights............................. 14
Notes to Financial Statements.................... 16

VIG SAR 6/97

                             LETTER TO SHAREHOLDERS

June 5, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. More recently, on February
5, 1997, Morgan Stanley Group Inc. and               [PHOTO]
Dean Witter, Discover & Co. announced
their agreement to merge, and you          DENNIS J. MCDONNELL AND DON G. POWELL
received a proxy in April. The merger
was completed on May 31, 1997, creating
the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms that are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that this merger will provide investors with those benefits.

ECONOMIC REVIEW
    Bond prices were volatile during the six months ended April 30, 1997. Prices initially rose as the economy slowed, erasing fears of an interest rate hike by the Federal Reserve Board. The November election of a Democratic president and Republican Congress was positive for bonds because the split government was viewed as a restraint on spending increases that could potentially swell the budget deficit. In addition, support diminished for radical tax reform that could threaten the tax-free status of municipal bonds.
    By the beginning of 1997, the situation changed. Bond prices began to fall as the economy picked up speed, culminating in a 5.60 percent annualized growth rate in the first quarter. This strength, coupled with warnings by Fed Chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. On March 25, the Fed raised short-term rates by a modest
0.25 percent, which sent the 30-year Treasury bond yield above 7.00 percent for the first time in six months. By the end of April, the 30-year Treasury bond yield slipped back below 7.00 percent as the market turned its attention to positive news about inflation, and bonds recovered some of their earlier losses.
    Throughout most of the six months ended April 30, municipal bonds generally outperformed Treasuries. Between October 31 and April 30, yields on long-term municipal revenue bonds rose 21 basis points, while yields on 30-year Treasury bonds jumped 31 basis points. Because bond yields move in the opposite direction of prices, the smaller

                                                           Continued on page two
increase in municipal yields meant that municipal bond prices did not fall as sharply as Treasury bond prices did. A relatively stable supply of new issues, combined with an increase in retail demand, contributed to the improved performance of municipal bonds.

FUND STRATEGY

    In managing the Trust, we maintained a "barbell" approach to credit quality, which means we invested in both the highest and lowest levels of the ratings spectrum. Investing at both ends of the ratings spectrum helps to balance the portfolio's volatility to interest rate movements. AAA-rated securities typically have performed better when interest rates are declining and provide the potential for safety of principal. They are also extremely liquid because most are insured bonds. BBB-rated and non-rated securities have tended to perform better when rates are rising, and they have the potential to provide additional income. As of April 30, approximately 43 percent of the Trust's long-term investments were rated AAA, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group, and approximately 13 percent of long-term investments were rated AA or A. Approximately 23 percent of long-term investments were rated BBB, the lowest rating Standard & Poor's assigns to bonds in the investment-grade category. In addition, approximately 21 percent of long-term investments were rated below BBB or were non-rated.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality as a Percentage of Long-Term
   Investments as of April 30, 1997

AAA............   43.1%
AA.............    2.9%
A..............    9.5%
BBB............   23.4%
BB.............    8.9%
B..............    0.8%
Non-Rated......   11.4%


Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

    Portfolio turnover during the period was minimal because market conditions offered few opportunities to add value over existing holdings. The average yields of bonds in the portfolio were higher than market yields, and spreads between the yields of AAA-rated bonds and lower-rated bonds were tight. These spreads remained narrow due to the increasing number of insured bonds in the municipal market. As a result, there was often not enough yield reward to justify the additional credit risk of purchasing lower-rated securities.
    We sold bonds that we expected would be called in the near term and replaced them with longer-term securities in order to help minimize reinvestment risk and enhance the portfolio's call protection. In other words, we hope to lessen the concentration of bonds that can be called at any one time. When buying new securities for the portfolio, we use a "bottom-up" approach, attempting to identify those bonds that we believe will outperform

                                                         Continued on page three
within a particular sector and that can be purchased at an attractive price. In addition, we seek to maintain a well-diversified selection of securities, especially among the lower-rated bonds, in order to seek to minimize credit risk.
    We shortened the duration during this period of rising interest rates in order to potentially reduce the Trust's volatility to rate increases. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations have tended to perform better when rates are falling, and portfolios with short durations have tended to perform better when rates are rising. At the end of the period, the Trust's duration stood at 7.37 years compared to 8.10 years for the Lehman Brothers Municipal Bond Index benchmark.

                           [DIVIDEND HISTORY GRAPH]

SIX-MONTH DIVIDEND HISTORY FOR THE PERIOD ENDED APRIL 30, 1997


                              Distribution per Share
Nov 1996........................    $.065
Dec 1996........................    $.060
Jan 1997........................    $.060
Feb 1997........................    $.060
Mar 1997........................    $.060
Apr 1997........................    $.060

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY

    For the six-month period ended April 30, 1997, the Van Kampen American Capital Investment Grade Municipal Trust generated a total return at market price of -0.11 percent(1). The Trust offered a tax-exempt distribution rate of
6.78 percent(3), based on the closing common stock price of $10.625 per share on April 30, 1997. Because income from the Trust is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning 10.59 percent(4) (for investors in the 36 percent federal income tax bracket). At the end of the reporting period, the closing share price of the Trust traded at a 3.1 percent premium to its net asset value of $10.31.
    As a result of the Trust's earnings decline, its Board of Trustees approved a slight decrease in its monthly dividend from $0.065 to $0.060 per common share, payable January 15, 1997.

                                                          Continued on page four

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR AS OF APRIL 30, 1997*

    Health Care.................................................... 23.3%
    Single-Family Housing.......................................... 14.6%
    Industrial Revenue............................................. 10.3%
    Other Care.....................................................  7.0%
    Public Building................................................  7.0%

    *As a Percentage of Long-Term Investments

MUNICIPAL MARKET OUTLOOK

    We continue to see signs of a strong economy, although we do not expect the unusually brisk growth rate of the first quarter to be sustained throughout the year. As a result, we believe the Fed will monitor the economy closely and take aggressive action to control growth if inflation picks up or the high growth rate is sustained. However, if growth slows, we believe the Fed will leave rates unchanged. Given this outlook, we expect that yields on the 30-year Treasury bond will range between 6.75 and 7.40 percent for the remainder of the year, with higher levels occurring early and lower yields dominating the second half of 1997. Although short-term interest rates have risen, this has not had a significant impact on the leveraged structure of the Trust.
    We believe the Trust is positioned to perform well in the coming months, and we do not anticipate major structural changes in the portfolio. In light of our expectations for interest rates, we will continue to maintain a slightly defensive posture by keeping a relatively short duration for the portfolio and adjusting the duration when prudent. We will also continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1997

          VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VIG)


 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)............    (.11%)
Six-month total return based on NAV(2).....................    1.97%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock price(3)..    6.78%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................   10.59%

 SHARE VALUATIONS

Net asset value............................................  $ 10.31
Closing common stock price.................................  $10.625
Six-month high common stock price (11/21/96)...............  $11.500
Six-month low common stock price (04/21/97)................  $10.250
Preferred share rate(5)....................................    3.65%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                              Description                   Coupon    Maturity Market Value
------------------------------------------------------------------------------------------------
                MUNICIPAL BONDS
                ARKANSAS  1.6%
$       1,000   Dogwood Addition PRD Muni Ppty Owners Multi-Purp
                Impt Dist No 8 AR Impt Ser A....................   7.500%  01/31/06  $    960,000
          919   Dogwood Addition PRD Muni Ppty Owners Multi-Purp
                Impt Dist No 8 AR Impt Ser B....................   7.500   01/31/06       275,613
                                                                                     ------------
                                                                                        1,235,613
                                                                                     ------------
                CALIFORNIA  2.2%
        4,490   Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev
                (MBIA Insd).....................................       *   09/01/17     1,395,447
          225   Foothill/Eastern Tran Corridor Agy CA Toll Rd
                Rev.............................................       *   01/01/13       145,575
          650   Foothill/Eastern Tran Corridor Agy CA Toll Rd
                Rev Sr Lien Ser A...............................       *   01/01/28        92,489
                                                                                     ------------
                                                                                        1,633,511
                                                                                     ------------
                COLORADO  10.2%
       10,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
                E-470 Proj Ser C................................       *   08/31/26     1,229,200
        2,800   Denver, CO City & Cnty Arpt Rev Ser A...........   8.500   11/15/23     3,166,772
          220   Jefferson Cnty, CO Residential Mtg Rev..........  11.500   09/01/11       350,154
          100   Jefferson Cnty, CO Residential Mtg Rev..........   9.000   09/01/12       135,743
          145   Jefferson Cnty, CO Residential Mtg Rev
                (Prerefunded @ 09/01/03)........................  11.500   09/01/11       195,296
          160   Jefferson Cnty, CO Residential Mtg Rev
                (Prerefunded @ 09/01/04)........................  11.500   09/01/11       222,173
          180   Jefferson Cnty, CO Residential Mtg Rev
                (Prerefunded @ 09/01/05)........................  11.500   09/01/11       257,031
          205   Jefferson Cnty, CO Residential Mtg Rev
                (Prerefunded @ 09/01/06)........................  11.500   09/01/11       300,018
          235   Jefferson Cnty, CO Residential Mtg Rev
                (Prerefunded @ 09/01/07)........................  11.500   09/01/11       351,586
          265   Jefferson Cnty, CO Residential Mtg Rev
                (Prerefunded @ 09/01/08)........................  11.500   09/01/11       402,299
          300   Jefferson Cnty, CO Residential Mtg Rev
                (Prerefunded @ 09/01/09)........................  11.500   09/01/11       461,958
          340   Jefferson Cnty, CO Residential Mtg Rev
                (Prerefunded @ 09/01/10)........................  11.500   09/01/11       529,876
                                                                                     ------------
                                                                                        7,602,106
                                                                                     ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                         Description                         Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------------
                FLORIDA  7.4%
$       9,805   Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser B
                Rfdg (AMBAC Insd)...............................       *   10/01/25  $ 1,737,446
        1,000   Orange Cnty, FL Hlth Fac Auth Rev Hosp Orlando
                Genl Hosp Ser A (Prerefunded @ 06/01/99)........   8.750%  06/01/16    1,100,200
        1,000   Orange Cnty, FL Hlth Fac Auth Rev Hosp Orlando
                Genl Hosp Ser B (Prerefunded @ 06/01/99)........   8.750   06/01/16    1,100,200
        2,300   Sun N Lake of Sebring, FL Impt Dist Spl Assmt
                Ser A (d).......................................  10.000   12/15/11    1,581,250
                                                                                    ------------
                                                                                       5,519,096
                                                                                    ------------
                ILLINOIS  23.8%
        1,000   Alton, IL Hlth Fac Rev & Impt Christian Hlth Ser
                C Rfdg (Prerefunded @ 02/15/01) (FGIC Insd).....   7.200   02/15/21    1,101,660
        2,500   Alton, IL Hosp Fac Rev Saint Anthony's Hlth Cent
                Proj (Prerefunded @ 09/01/99)...................   8.375   09/01/14    2,722,450
        6,135   Aurora, IL Single Family Mtg Rev Cap Apprec
                (AMBAC Insd)....................................       *   12/01/22      831,599
          500   Bedford Park, IL Tax Increment 71st & Cicero
                Proj Rfdg.......................................   7.000   01/01/06      501,540
          250   Chicago, IL Brd of Ed Sch Reform (AMBAC Insd)
                (b).............................................   5.750   12/01/27      244,530
        2,650   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
                Airls Inc Ser B.................................   8.950   05/01/18    2,976,082
        1,500   Chicago, IL Single Family Mtg (GNMA
                Collateralized).................................   7.625   09/01/27    1,656,165
          510   Cook Cnty, IL Sch Dist No 107 La Grange (c).....   7.150   12/01/08      584,720
          575   Cook Cnty, IL Sch Dist No 107 La Grange.........   7.200   12/01/09      660,641
          625   Cook Cnty, IL Sch Dist No 107 La Grange.........   7.000   12/01/10      705,513
          500   Hodgkins, IL Tax Increment Rev Ser A Rfdg.......   7.625   12/01/13      517,380
          920   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser
                D...............................................   9.500   11/15/15    1,039,591
          745   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser
                D (Prerefunded @ 11/15/00)......................   9.500   11/15/15      872,633
          500   Illinois Hlth Fac Auth Rev Lutheran Social Svcs
                Proj Ser A (Prerefunded @ 08/01/00).............   7.650   08/01/20      552,475
        1,910   Illinois Hsg Dev Auth Residential Mtg Rev Ser
                B...............................................   7.250   08/01/17    2,009,358
          250   Lake Cnty, IL Cmnty Unit (c)....................   7.600   02/01/14      293,038
          500   Robbins, IL Res Recovery Rev....................   8.375   10/15/16      520,410
                                                                                    ------------
                                                                                      17,789,785
                                                                                    ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                            Description                     Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------------
                INDIANA  2.9%
$       2,000   Kokomo, IN Hosp Auth Hosp Rev Saint Joseph Hosp
                & Hlth Cent Ser A Rfdg (Prerefunded @
                08/15/98).......................................   8.750%  02/15/13  $  2,151,520
                                                                                     ------------
                LOUISIANA  2.2%
        1,500   Ouachita Parish, LA Hosp Svcs Dist No 1 Rev
                Glenwood Regl Med Cent (Prerefunded @
                07/01/01).......................................   7.500  07/0 1/21     1,672,545
                                                                                     ------------
                MARYLAND  4.6%
        2,800   Baltimore, MD Cap Apprec Cons Pub Impt Ser (FGIC
                Insd)...........................................       *   10/15/08     1,484,364
        1,845   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
                Single Family Ser 4 (FHA Gtd)...................   7.450   04/01/32     1,932,619
                                                                                     ------------
                                                                                        3,416,983
                                                                                     ------------
                MASSACHUSETTS  1.0%
          360   Massachusetts St Hlth & Edl Fac Auth Rev Cent
                New England Hlth Sys Ser A......................   6.125   08/01/13       345,625
          395   Massachusetts St Hsg Fin Agy Multi-Family
                Residential Dev Ser A (FNMA Collateralized).....   8.150   02/01/29       419,352
                                                                                     ------------
                                                                                          764,977
                                                                                     ------------
                MICHIGAN  1.3%
          835   Michigan St Hosp Fin Auth Rev Battle Creek Hosp
                Ser H (Prerefunded @ 11/15/00)..................   9.500   11/15/15       974,470
                                                                                     ------------
                MONTANA  4.2%
        2,900   Forsyth, MT Pollutn Ctl Rev Puget Sound Pwr & Lt
                Ser B Rfdg (AMBAC Insd).........................   7.250   08/01/21     3,156,012
                                                                                     ------------
                NEVADA  2.1%
        1,500   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser A
                (FGIC Insd).....................................   6.700   06/01/22     1,587,690
                                                                                     ------------
                NEW HAMPSHIRE  4.2%
        2,500   New Hampshire Higher Edl & Hlth Fac Auth Rev
                Hosp Catholic Med Cent Rfdg (c).................   8.250   07/01/13     2,664,175
          500   New Hampshire St Indl Dev Auth Rev Pollutn Ctl
                Pub Svcs Co of NH Proj Ser C....................   7.650   05/01/21       512,380
                                                                                     ------------
                                                                                        3,176,555
                                                                                     ------------
                NEW JERSEY  1.0%
          700   New Jersey Hlthcare Fac Fin Auth Rev Palisades
                Med Cent........................................   7.500   07/01/06       723,905
                                                                                     ------------
                NEW YORK  7.7%
        1,260   New York City Muni Wtr Fin Auth Ser A
                (Prerefunded @ 06/15/01) (AMBAC Insd)...........   6.750   06/15/06     1,366,886
        1,240   New York City Muni Wtr Fin Auth Wtr & Swr Sys
                Rev (AMBAC Insd)................................   6.750   06/15/06     1,318,579
        2,000   New York St Urban Dev Corp Rev Correctional Fac
                Ser A Rfdg (AMBAC Insd).........................   5.000   01/01/17     1,821,220
        1,305   Port Auth NY & NJ Spl Oblig Spl Proj JFK Intl
                Arpt Terminal 6 (MBIA Insd) (b).................   5.750   12/01/22     1,276,707
                                                                                     ------------
                                                                                        5,783,392
                                                                                     ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                            Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------------
                OHIO  1.7%
$        800    Cuyahoga Cnty, OH Multi-Family Rev Hsg Wtr St
                Assoc Ltd Proj (GNMA Collateralized)............   6.250%  12/20/36  $   804,456
          500   Ohio St Solid Waste Rev Republic Engineered
                Steels Proj.....................................   8.250   10/01/14      485,470
                                                                                     -----------
                                                                                       1,289,926
                                                                                     -----------
                PENNSYLVANIA  2.0%
        1,000   Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
                Collateral Toledo Edison Co Proj Rfdg...........   7.625   05/01/20    1,083,610
          500   Pennsylvania Econ Dev Fin Auth Recycling Rev
                Ponderosa Fibres Proj Ser A.....................   9.250   01/01/22      429,695
                                                                                     -----------
                                                                                       1,513,305
                                                                                     -----------
                TENNESSEE  3.1%
        2,170   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev Open
                Arms Dev Cent Ser E.............................   9.750   08/01/19    2,321,640
                                                                                     -----------
                TEXAS  8.3%
        1,000   Alliance Arpt Auth Inc TX Spl Fac Rev American
                Airls Inc ......................................   7.000   12/01/11    1,106,840
          600   Houston, TX Airport Sys Rev Spl Fac Continental
                Airl Term Impt Ser B............................   6.125   07/15/27      574,752
        1,000   Lower Colorado Rvr Auth TX Polltn Ctrl Rev
                Samsung Austin Semiconductor....................   6.375   04/01/27    1,008,910
        2,480   Texas St Pub Ppty Fin Corp Rev Mental Hlth &
                Retardation Rfdg (Cap Guar Insd) (c)............   5.500   09/01/13    2,430,102
        1,000   West Side Calhoun Cnty, TX Navig Dist Solid
                Waste Disp Union Carbide Chem & Plastics........   8.200   03/15/21    1,110,230
                                                                                     -----------
                                                                                       6,230,834
                                                                                     -----------
                UTAH  4.0%
        3,000   Intermountain Pwr Agy UT Pwr Supply Rev Ser B
                Rfdg (MBIA Insd)................................   5.750   07/01/19    2,971,920
                                                                                     -----------
                WISCONSIN  3.8%
        1,750   Southeast Wisconsin Prof Baseball Park Dist
                Sales Tax Rev (MBIA Insd).......................   5.700   12/15/17    1,745,030
          965   Wisconsin St Hlth & Edl Fac Auth Rev Chippewa
                Vly Hosp Ser F Rfdg.............................   9.500   11/15/12    1,098,585
                                                                                     -----------
                                                                                       2,843,615
                                                                                     -----------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                              Description                     Coupon  Maturity  Market Value
-------------------------------------------------------------------------------------------------
                WYOMING  1.4%
$       1,000   Laramie Cnty, WY Indl Dev Rev Cheyenne Lt, Fuel
                & Pwr Co Ser A (AMBAC Insd).....................   7.250%  09/01/21  $ 1,029,850
                                                                                     -----------
                TOTAL LONG-TERM INVESTMENTS  100.7%
                (Cost $72,502,362) (a).............................................   75,389,250
                SHORT-TERM INVESTMENTS  0.1%
                (Cost $71,429) (a).................................................       71,429
                LIABILITIES IN EXCESS OF OTHER ASSETS  (0.8%)......................     (592,657)
                                                                                     -----------
                NET ASSETS  100.0%.................................................  $74,868,022
                                                                                     ===========

* Zero coupon bond

(a) At April 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $72,650,194; the aggregate gross unrealized appreciation is $4,947,039 and the aggregate gross unrealized depreciation is $2,112,739, resulting in net unrealized appreciation including open options transactions of $2,834,300.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open option transactions.

(d) Non-Income producing security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $72,502,362) (Note 1).......  $75,389,250
Short-Term Investments (Cost $71,429) (Note 1)...........................       71,429
Receivables:
  Interest...............................................................    1,360,699
  Securities Sold........................................................       50,000
Other....................................................................        8,240
                                                                           -----------
      Total Assets.......................................................   76,879,618
                                                                           -----------
LIABILITIES:
Payables:
  Securities Purchased...................................................    1,501,936
  Custodian Bank.........................................................      267,361
  Income Distributions--Common and Preferred Shares......................       64,621
  Investment Advisory Fee (Note 2).......................................       36,756
  Affiliates (Note 2)....................................................        6,895
Accrued Expenses.........................................................       67,955
Deferred Compensation and Retirement Plans (Note 2)......................       63,728
Options at Market Value (Net premiums received of $26,159) (Note 4)......        2,344
                                                                           -----------
      Total Liabilities..................................................    2,011,596
                                                                           -----------
NET ASSETS...............................................................  $74,868,022
                                                                           ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 250 issued with liquidation preference of $100,000 per share) (Note 5).....  $25,000,000
                                                                           -----------
Common Shares ($.01 par value with an unlimited number of shares
  authorized, 4,839,000 shares issued and outstanding)...................       48,390
Paid in Surplus..........................................................   52,700,019
Net Unrealized Appreciation on Securities................................    2,910,703
Accumulated Distributions in Excess of Net Investment Income (Note 1)....     (971,711)
Accumulated Net Realized Loss on Securities..............................   (4,819,379)
                                                                           -----------
      Net Assets Applicable to Common Shares.............................   49,868,022
                                                                           -----------
NET ASSETS...............................................................  $74,868,022
                                                                           ===========
NET ASSET VALUE PER COMMON SHARE ($49,868,022 divided by 4,839,000
  shares outstanding)....................................................  $     10.31
                                                                           ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...............................................................  $ 2,846,141
                                                                         -----------
EXPENSES:
Investment Advisory Fee (Note 2).......................................      224,728
Preferred Share Maintenance (Note 5)...................................       36,155
Accounting Services....................................................       22,991
Trustees Fees and Expenses (Note 2)....................................       19,833
Legal (Note 2).........................................................       17,435
Custody................................................................        2,826
Other..................................................................       39,526
                                                                         -----------
    Total Expenses.....................................................      363,494
                                                                         -----------
NET INVESTMENT INCOME..................................................  $ 2,482,647
                                                                         ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments (Including reorganization and restructuring
    costs of $44,221)..................................................  $(1,943,929)
  Options..............................................................      (31,319)
                                                                         -----------
Net Realized Loss on Securities........................................   (1,975,248)
                                                                         -----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period..............................................    2,032,265
                                                                         -----------
  End of the Period:
    Investments........................................................    2,886,888
    Options............................................................       23,815
                                                                         -----------
                                                                           2,910,703
                                                                         -----------
Net Unrealized Appreciation on Securities During the Period............      878,438
                                                                         -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES.........................  $(1,096,810)
                                                                         ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS.............................  $ 1,385,837
                                                                         ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                    For the Six Months Ended April 30, 1997
                and the Year Ended October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                          April 30, 1997    October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $ 2,482,647        $ 4,265,725
Net Realized Gain/Loss on Securities....................    (1,975,248)           581,929
Net Unrealized Appreciation/Depreciation on Securities
  During the Period.....................................       878,438         (1,522,851)
                                                           -----------        -----------
Change in Net Assets from Operations....................     1,385,837          3,324,803
                                                           -----------        -----------
Distributions from Net Investment Income:
  Common Shares.........................................    (1,765,958)        (3,360,123)
  Preferred Shares......................................      (434,454)          (905,602)
                                                           -----------        -----------
                                                            (2,200,412)        (4,265,725)
Distributions in Excess of Net Investment
  Income--Common Shares (Note 1)........................             0           (413,869)
                                                           -----------        -----------
Total Distributions.....................................    (2,200,412)        (4,679,594)
                                                           -----------        -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES............................................      (814,575)        (1,354,791)
NET ASSETS:
Beginning of the Period.................................    75,682,597         77,037,388
                                                           -----------        -----------
End of the Period (Including accumulated distributions
  in excess of net investment income of $971,711 and
  $1,253,946, respectively).............................   $74,868,022        $75,682,597
                                                           ===========        ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                             Six Months Ended   ---------------------------
                                              April 30, 1997     1996      1995      1994
-------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a)...............     $10.474        $10.754   $10.500   $12.094
                                                 -------        -------   -------   -------
  Net Investment Income.....................        .513           .882      .877      .958
  Net Realized and Unrealized Gain/Loss on
    Securities..............................       (.227)         (.195)     .406    (1.480)
                                                 -------        -------   -------   -------
Total from Investment Operations............        .286           .687     1.283     (.522)
                                                 -------        -------   -------   -------
Less:
  Distributions from and in Excess of Net
    Investment Income (Note 1):
    Paid to Common Shareholders.............        .365           .780      .825      .930
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders........        .090           .187      .204      .142
                                                 -------        -------   -------   -------
Total Distributions.........................        .455           .967     1.029     1.072
                                                 -------        -------   -------   -------
Net Asset Value,
  End of the Period.........................     $10.305        $10.474   $10.754   $10.500
                                                 =======        =======   =======   =======
Market Price Per Share at End of
  the Period................................     $10.625        $11.000   $10.625   $11.125
Total Investment Return at
  Market Price (b)..........................      (.11%)*        11.02%     2.88%   (13.59%)
Total Return at Net Asset Value (c).........       1.97%*         4.83%    10.59%    (5.77%)
Net Assets at End of the Period
  (In millions).............................       $74.9          $75.7     $77.0     $75.8
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares...............       1.45%          1.51%     1.52%     1.47%
Ratio of Expenses to Average Net Assets.....        .97%          1.01%     1.02%     1.01%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (d).......................................       8.17%          6.55%     6.31%     7.20%
Portfolio Turnover..........................         11%*           39%       50%       30%

(a) Net Asset Value at November 30, 1989, is adjusted for common and preferred share offering costs of $.259 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

N/A=Not Applicable

 *  Non-Annualized

--------------------------------------------------------------------------------

                                                    November 30, 1989
                                                      (Commencement
Year Ended October 31                                 of Investment
-------------------------------------------------     Operations) to
                       1993      1992      1991     October 31, 1990
---------------------------------------------------------------------
                      $11.151   $11.502   $10.832        $10.901
                      -------   -------   -------        -------
                        1.090     1.090     1.153          1.001
                         .917     (.348)     .647          (.115)
                      -------   -------   -------        -------
                        2.007      .742     1.800           .886
                      -------   -------   -------        -------
                         .930      .925      .886           .725
                         .134      .168      .244           .230
                      -------   -------   -------        -------
                        1.064     1.093     1.130           .955
                      -------   -------   -------        -------
                      $12.094   $11.151   $11.502        $10.832
                      =======   =======   =======        =======
                      $13.875   $11.750   $12.250        $10.500
                       26.46%     3.10%    25.65%           .21%*
                       17.40%     5.04%    14.87%          3.70%*
                        $83.5     $79.0     $80.7          $77.4
                        1.35%     1.52%     1.53%          1.41%
                         .94%     1.05%     1.05%            N/A
                        8.14%     8.01%     8.12%          7.75%
                           7%       21%       52%           134%*

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Investment Grade Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will normally invest at least 80% of its total assets in tax-exempt municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on November 30, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Investments valued using estimates of market value are generally those non-rated securities in which the Trust owns over 90% of the original bond issue. At April 30, 1997, approximately 6.9% of the Trust's net assets consisted of such securities. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carryforward of $2,752,228, which will expire between October 31, 1998 and October 31, 2003. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Trust has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1997, the Trust recognized expenses of approximately $19,000 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, legal and certain shareholder services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $8,680,772 and $8,593,614, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the six months ended April 30, 1997, were as follows:

                                                   Contracts    Premium
-----------------------------------------------------------------------
Outstanding at October 31, 1996..................     -0-       $   -0-
Options Written and Purchased (Net)..............     600        (4,451)
Options Terminated in Closing Transactions
  (Net)..........................................    (475)       28,730
Options Expired (Net)............................     (75)        1,880
                                                     ----       -------
Outstanding at April 30, 1997....................      50       $26,159
                                                     ====       =======

The related futures contracts of the outstanding option transactions as of April 30, 1997, and the description and market value are as follows:

                                                                     Market
                                                  Exp. Month/        Value
                                     Contracts   Exercise Price    of Options
-----------------------------------------------------------------------------
U.S. Treasury Bond Futures
  June 1997--Written Puts (Current
  Notional Value of $106,969 per
  contract)........................     50           Jun/106        $(2,344)
                                     =====                          =======

5. PREFERRED SHARES

The Trust has outstanding 250 Remarketed Preferred Shares ("RP"). Dividends are cumulative and the dividend rate is currently reset every 28 days through a remarketing process. The rate in effect on April 30, 1997 was 3.650%. During the six months ended April 30, 1997, the rates ranged from 3.350% to 3.650%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred shares. These fees are included as a component of Preferred Share Maintenance expense.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the RP are subject to mandatory redemption if the tests are not met.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
     Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

          VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

THEODORE A. MYERS

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.